06-28-94                                                         Amendment No. 1
                                                                      DAC 90-1-D
                                AMENDMENT NO. 1

     THIS AMENDMENT NO. 1 to Purchase Agreement DAC 90-1-D, dated July 29, 1994, is made by and between MCDONNELL DOUGLAS CORPORATION (Seller), having an office in Long Beach, California and DELTA AIR LINES, INC. (Buyer), having its principal place of business in Atlanta, Georgia;

                                  WITNESSETH:

     In consideration of the mutual covenants herein, the Buyer and Seller agree to amend Purchase Agreement DAC 90-1-D, dated September 27, 1990 as follows:

     1. Article 2. entitled AIRCRAFT is deleted in its entirety and replaced with the following to add five additional MD-90-30 Aircraft:

         "2.  AIRCRAFT

             Seller shall manufacture, sell and deliver to Buyer, and Buyer shall purchase from Seller, under the terms and subject to the conditions set forth in this Agreement, fifty-five MD-90-30 Aircraft conforming to the Detail Specification which consists of DS9030DL dated 1 February 1990, as amended by the SCN's set forth in Exhibit A-1 hereto.

             During the manufacture of the Aircraft by Seller, Buyer shall be required to provide information

06-28-94                                                         Amendment No. 1
                                                                 DAC 90-1-D

concerning the configuration of the Aircraft, such as the selection of materials and colors. Seller shall advise Buyer of the date when such information is required and Buyer shall provide such information by the dates so specified. In the event Buyer fails to perform in accordance with the schedule provided, Seller shall have the same rights as those specified in paragraph E. of Article
8. entitled BUYER FURNISHED OR DESIGNATED EQUIPMENT."

     2. Exhibit A-1 dated 09-25-90 to the Agreement is deleted in its entirety and replaced with the following Exhibit A-1 dated 06-28-94 to reflect the SCNs which are over and above DS 9030DL dated 1 February 1990:



"09-25-90                                    Exhibit A-1
06-28-94 Amendment No. 1                     DAC 90-1-D

                                                                  MEW
 SCN NO.                                                         WEIGHT
  DATE        SCN TITLE                                          (LBS.)
- ---------------------------------------------------------------------------
E0219E004     TYPE DESIGN APPROVAL FOR EXTENDED RANGE             +18
05-04-90      TWIN OPERATIONS (ETOPS) AND INSTALLATION
              OF A CENTER FUEL LOW PRESSURE INDICATION
              SYSTEM

E0810E001B    INSTALLATION OF AN ALPHA-NUMERIC                 NEGLIGIBLE
09-03-92      LEVELING GRIDPLATE IN THE NOSE WHEELWELL
              IN LIEU OF THAT SPECIFIED

E2200S002     EDITORIAL AND MISCELLANEOUS REVISIONS TO             -9
08-06-92      THE DETAIL SPECIFICATION TO PROVIDE UPDATE
              OF THE AUTOFLIGHT SYSTEM

E2209E001     ADDITION OF MULTIPURPOSE CONTROL/DISPLAY             -3
05-04-90      UNIT FOR FLIGHT GUIDANCE AND EFIS STATUS
              TEST CAPABILITY (DELETES THE STATUS TEST
              PANEL)

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

                                                                  MEW
 SCN NO.                                                         WEIGHT
  DATE        SCN TITLE                                          (LBS.)
- ---------------------------------------------------------------------------
E2300S006     EDITORIAL REVISION TO PROVIDE UPDATE OF            NONE
09-28-92      THE COMMUNICATIONS SYSTEM

E2322E003A    INSTALLATION OF BUYER-FURNISHED SELCAL        NEGLIGIBLE
02-24-92      DECODER IN LIEU OF THAT SPECIFIED

E2331E001     INSTALLATION OF PASSENGER ADDRESS                    +1
07-20-92      AMPLIFIER

E2333E002B    INSTALLATION OF A MATSUSHITA MULTIPLEX              +48
03-03-93      PASSENGER ENTERTAINMENT SYSTEM (AUDIO)
              (152 PASSENGER)

E2335E002D    INSTALLATION OF A MATSUSHITA VIDEO                 +405
04-02-93      ENTERTAINMENT SYSTEM UTILIZING 7 INCH
              LCD AUTOMATICALLY RETRACTABLE MONITORS
              (152 PASSENGERS)

E2351E001A    INSTALLATION OF A BUYER-FURNISHED                    +2
10-01-91      DIGITALLY CONTROLLED AUDIO SYSTEM

E2371E004     INSTALLATION OF BUYER-FURNISHED SOLID                -4
03-01-93      STATE FLIGHT COMPARTMENT VOICE RECORDER
              IN LIEU OF THAT SPECIFIED

E2371E006     INSTALLATION OF A BUYER-FURNISHED VOICE            NONE
04-07-93      RECORDER CONTROL PANEL IN LIEU OF
              THAT SPECIFIED

E2441E002     REVISION TO EXTERNAL POWER CIRCUITRY                 +1
05-04-90      PROTECTION

E2451S001     REVISION OF AIRCRAFT WIRING TO CONNECT THE         NONE
04-06-93      LEFT ENGINE P2T2 PROBE HEATER TO THE LEFT
              115 VAC BUS IN LIEU OF THE EMERGENCY 115
              VAC BUS SPECIFIED

E2500E024A    REVISION OF A 152-PASSENGER MIXED-CLASS          +1,125
11-05-93      INTERIOR TO PROVIDE A 150-PASSENGER
              MIXED-CLASS INTERIOR ARRANGEMENT

E2500S012     INSTALLATION OF CEILING PANELS, OVERHEAD            +56
04-01-92      STOWAGE RACKS, SIDEWALL PANELS, LIGHTING
              AND PSU PANELS IN LIEU OF THOSE SPECIFIED

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

                                                                  MEW
SCN NO.                                                         WEIGHT
DATE          SCN TITLE                                         (LBS.)
- ---------------------------------------------------------------------------
E2500S018     MISCELLANEOUS AND EDITORIAL REVISIONS TO THE       NONE
10-27-92      DELTA DETAIL SPECIFICATION TO PROVIDE UPDATE
              OF THE EQUIPMENT AND FURNISHINGS

E2561C007     INSTALLATION OF B.F. GOODRICH EVACUATION           NONE
06-13-90      SLIDES WITH AUTOMATIC INFLATION ON CABIN
              DOORS AND NON-ILLUMINATED TAILCONE SLIDE

E2600S001     MISCELLANEOUS AND EDITORIAL REVISION TO              +2
11-06-92      THE DETAIL SPECIFICATION TO UPDATE THE FIRE
              PROTECTION SYSTEM

E2614E002     INSTALLATION OF PARTIAL PROVISIONS                   +2
05-31-90      FOR LAVATORY SMOKE DETECTORS

E2623E001     INSTALLATION OF THREE BUYER-FURNISHED              NONE
05-23-91      QUIK-OUT EXTINGUISHERS IN LIEU OF THE
              THREE SELLER-FURNISHED POWER PAK HALON
              FIRE EXTINGUISHERS

E2700E001     INSTALLATION OF CABLE SHROUDS FOR                    +1
05-04-90      CORROSION PROTECTION

E2700S002     MISCELLANEOUS AND EDITORIAL REVISIONS TO           NONE
11-11-92      THE DETAIL SPECIFICATION TO UPDATE THE
              FLIGHT CONTROL SYSTEM

E2800S002     EDITORIAL REVISION TO THE DETAIL                   NONE
08-19-93      SPECIFICATION TO PROVIDE UPDATE OF THE
              FUEL SYSTEM

E2811E006     INSTALLATION OF STRUCTURAL PROVISIONS               +90
12-12-91      TO ACCOMMODATE THE INSTALLATION OF TWO
              565 GALLON AUXILIARY FUEL TANKS IN THE
              FORWARD AND AFT CARGO COMPARTMENTS

E2821S001     INSTALLATION OF AN INBOARD REFUELING SYSTEM         +22
07-26-91      (MD-90)

E2822S001     REVISION OF THE AIRCRAFT FUEL SYSTEM TO             +14
08-02-91      PROVIDE AN ALTERNATE FUEL USAGE SCHEDULE
              AND INSTALLATION OF CENTER FUEL TANK
              TRANSFER SWITCH

E2822S003     REVISION OF THE FUEL SYSTEM TO RETURN HEATED        +84
03-26-92      FUEL TO THE MAIN FUEL TANKS

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

                                                                  MEW
 SCN NO.                                                         WEIGHT
  DATE        SCN TITLE                                          (LBS.)
- ---------------------------------------------------------------------------
E2840S002     INSTALLATION OF A LOW FUEL LEVEL INDICATION          +3
08-12-91      SYSTEM AND INHIBITION OF THE LOW PRESSURE
              WARNING SYSTEM ANNUNCIATION

E2841S001     REVISION TO THE FUEL QUANTITY INDICATION             -7
09-21-92      SYSTEM

E2842E003     INSTALLATION OF DRIPLESS DIP STICKS                NONE
10-19-90      GRADUATED IN INCHES IN LIEU OF POUNDS
              (6.7 LB/GAL)

E2900S002     INSTALLATION OF TITANIUM TUBING AND                -130
06-25-91      FLARELESS FITTINGS IN THE HYDRAULIC LINES IN
              LIEU OF THAT SPECIFIED

E2911E001     INSTALLATION OF ENGINE DRIVEN HYDRAULIC      NEGLIGIBLE
05-31-90      PUMPS IN LIEU OF THOSE SPECIFIED

E3081E004     INSTALLATION OF AN ON THE GROUND WING ICE           +18
06-16-92      DETECTION SYSTEM (ICE FOD ALERT SYSTEM)

E3083E001     INSTALLATION OF WING ICE DETECTION                   +6
05-04-90      SYSTEM

E3100S003     MISCELLANEOUS AND EDITORIAL REVISIONS              NONE
01-21-93      TO THE DETAIL SPECIFICATION TO UPDATE
              THE INSTRUMENT SYSTEMS

E3131E004A    REVISION TO THE DIGITAL FLIGHT DATA                  +3
10-17-90      ACQUISITION UNIT TO PROVIDE THE CAPABILITY
              TO STORE ENGINE EXCEEDANCE DATA

E3131E007     INSTALLATION OF BUYER-FURNISHED DIGITAL              +1
02-24-92      FLIGHT DATA ACQUISITION UNIT IN LIEU
              OF THAT SPECIFIED

E3131E013     INSTALLATION OF BUYER-FURNISHED SUNDSTRAND           -7
03-01-93      SOLID STATE FLIGHT DATA RECORDER IN LIEU
              OF THAT SPECIFIED

E3151S005     REVISION TO THROTTLE SWITCH WIRING FOR             NONE
07-26-91      TAKEOFF AURAL WARNING TO REQUIRE BOTH
              THROTTLES TO BE ADVANCED IN LIEU OF ONE

E3200S002     EDITORIAL REVISION TO DETAIL SPECIFICATION         NONE
08-17-92      TO PROVIDE UPDATE OF THE LANDING GEAR SYSTEM

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

                                                               MEW
 SCN NO.                                                      WEIGHT
  DATE        SCN TITLE                                       (LBS.)
- ---------------------------------------------------------------------------
E3221E001     INSTALLATION OF A NOSE GEAR SHOCK STRUT              +5
05-04-90      IN LIEU OF THAT SPECIFIED

E3243S004A    INSTALLATION OF CARBON BRAKES                      -430
02-21-92

E3246E005     REVISION TO THE AUTOMATIC BRAKING SYSTEM             +4
03-27-92

E3300S002     MISCELLANEOUS AND EDITORIAL REVISION TO            NONE
09-28-92      DS 9030 DL TO PROVIDE UPDATE OF THE LIGHTING
              SYSTEM

E3400S011     MISCELLANEOUS AND EDITORIAL REVISIONS TO           NONE
10-28-92      THE DL DETAIL SPECIFICATION TO UPDATE THE
              NAVIGATION SYSTEMS

E3414D001     SELECTION OF TWO BENDIX BUYER-FURNISHED      NEGLIGIBLE
05-04-90      VERTICAL SPEED/TCAS INDICATORS

E3417E005     REVISION OF FLIGHT GUIDANCE COMPUTERS        NEGLIGIBLE
05-04-90      TO INHIBIT AUTOMATIC ARMING FOR ALTITUDE
              PRESELECT

E3418E011A    INSTALLATION OF FULLY AUTOMATIC THRUST               +1
02-26-92      CUT-BACK MODE, TWO FIXED DERATE MODES FOR
              TO/CL AND A MEANS FOR SELECTION OF ALTERNATE
              ENGINE RATINGS

E3418E014     INSTALLATION OF A THRUST RATING MODE               NONE
04-15-91      SELECT PANEL WITH MAXIMUM CRUISE EPR
              LIMIT MODE

E3441E002     INSTALLATION OF A BUYER-FURNISHED            NEGLIGIBLE
05-04-90      WEATHER RADAR INDICATOR WITH TRAFFIC
              ALERT COLLISION AVOIDANCE SYSTEM
              (TCAS) DISPLAY

E3442E003     INSTALLATION OF BUYER-FURNISHED RADIO                +1
02-21-92      ALTIMETER ANTENNAS IN LIEU OF THOSE
              SPECIFIED

E3446E006     INSTALLATION OF A BENDIX BUYER-FURNISHED            +27
05-04-90      TRAFFIC ALERT COLLISION AVOIDANCE SYSTEM
              COMPUTER AND ANTENNAS UTILIZING EXISTING
              PARTIAL PROVISIONS

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

                                                               MEW
 SCN NO.                                                      WEIGHT
  DATE        SCN TITLE                                       (LBS.)
- ---------------------------------------------------------------------------
E3453E005     INSTALLATION OF BUYER-FURNISHED ATC CONTROL        NONE
06-16-92      PANEL AND BLANK PANELS IN LIEU OF THOSE
              SPECIFIED

E3454D003     SELECTION OF A BUYER-FURNISHED BENDIX           NEGLIGIBLE
05-04-90      TCAS/MODE-S TRANSPONDER AND CONTROL
              PANEL

E3458E001B    INSTALLATION OF PARTIAL PROVISIONS FOR A             +5
04-21-93      DUAL GLOBAL POSITIONING SYSTEM (GPS)

E3800S001     MISCELLANEOUS AND EDITORIAL REVISIONS TO            +17
09-24-92      THE DETAIL SPECIFICATION TO PROVIDE UPDATE
              OF THE WATER AND WASTE SYSTEM

E3830S001B    INSTALLATION OF A VACUUM LAVATORY SYSTEM            +91
10-08-92      AND CONNECTION OF THE LAVATORY SINKS TO
              DRAIN MASTS

E3833S004     REVISION TO THE VACUUM LAVATORY SYSTEM (DL)        NONE
02-04-93

E4900S002     MISCELLANEOUS AND EDITORIAL REVISIONS TO             -4
10-12-92      THE DETAIL SPECIFICATION TO PROVIDE UPDATE
              OF THE AIRBORNE AUXILIARY POWER SYSTEM

E4960E002     ADDITION OF AN APU FAULT CAUTION                     +1
05-04-90      ANNUNCIATION TO THE OVERHEAD ANNUNCIATOR
              PANEL

E4960E003     INSTALLATION OF A PUSH BUTTON TEST SWITCH            +3
06-29-90      WITH LIGHT FOR MAINTENANCE USE TO
              INDICATE APU FAULTS THAT DO NOT RESULT
              IN AUTO SHUTDOWN

E5200S001     MISCELLANEOUS AND EDITORIAL REVISIONS              NONE
10-23-92      TO THE DETAIL SPECIFICATION TO PROVIDE
              AN UPDATE TO STRUCTURES

E5316E001     REMOVAL OF RADOME EROSION PROTECTION            NEGLIGIBLE
05-04-90      BOOT AND APPLICATION OF EROSION-
              RESISTANT COATING (CHEMGLAZE M431/M201)

E5342E002     INSTALLATION OF BLANK SEAT TRACKS UNDER             -10
05-04-90      GALLEYS AND OTHER NON SEAT AREAS

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

                                                               MEW
 SCN NO.                                                      WEIGHT
  DATE        SCN TITLE                                       (LBS.)
- ---------------------------------------------------------------------------
E5342E006     DELETION OF BLANK SEAT TRACKS UNDER GALLEYS         +11
12-14-92      AND OTHER NON-SEAT AREAS

E5620S001     DELETION OF THE NO. 1 PASSENGER WINDOW               -6
10-11-91      CUTOUTS FROM BOTH RIGHT AND LEFT SIDES
              OF THE AIRCRAFT
              (EFFECTIVE BUYER'S AIRCRAFT NOS. 1-4, 6
              AND SUBSEQUENT)

E5724S001     INSTALLATION OF COMPOSITE VORTILONS IN              -10
04-27-92      LIEU OF THOSE SPECIFIED

E7200E005     INSTALLATION OF V25XX-D5 ENGINES IN LIEU        NEGLIGIBLE
06-13-90      OF THAT SPECIFIED

E7321E001     REVISION OF AIRCRAFT WIRING TO PROVIDE               +6
05-04-90      ALTERNATE ELECTRICAL POWER TO THE
              ELECTRONIC ENGINE CONTROL UNITS

E7321E002     INSTALLATION OF PROVISIONS FOR AN EPSON              +6
05-30-90      HX-20 PORTABLE RECORDER WITH ENGINE FADEC
              INTERFACE

E7732E002B    REVISION TO THE ENGINE VIBRATION MONITORING         +17
09-16-92      (EVM) SYSTEM TO PROVIDE EXPANDED CAPABILITIES

E7833E001     REVISION OF SOFTWARE TO THE MASTER WARNING         NONE
08-19-91      AND CAUTION CONTROLLER AND ELECTRONIC
              OVERHEAD ANNUNCIATOR PANEL TO INCORPORATE
              AN ENGINE COOLDOWN ANNUNCIATION

E8010E003     INSTALLATION OF ENGINE STARTERS CAPABLE OF         NONE
06-03-92      BEING RE-ENGAGED UP TO THE STARTER CUTOUT
              SPEED

E9800E004B    EDITORIAL REVISION TO DS9030DL AS                  NONE
03-18-91      REQUESTED BY DELTA AIR LINES

E9800E006     EDITORIAL REVISION TO DS9030DL TO CLARIFY          NONE
06-26-90      EMERGENCY EQUIPMENT LOCATIONS

E9800S008     MISCELLANEOUS EDITORIAL REVISIONS TO               NONE
10-20-92      DS 9030 DL DETAIL SPECIFICATION"

     3.        Paragraphs 3.A. and 3.E. of Article 3.
entitled PRICE are deleted in their entirety and replaced

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

with the following to (i) increase the Base Price of Buyer's Aircraft Numbers * and to adjust the Base Price and Airframe Price of Buyer's Aircraft Numbers 1-55 for changes in the description of the Aircraft, and (ii) adjust the one-time charge applicable to Buyer's Aircraft No. 1 to account for the revised delivery date.

             "3.  PRICE
                  A. The Base Price and the component Airframe Base Price and Engine Base Price, for each of Buyer's Aircraft are as follows:


Buyer's Aircraft    Base    Airframe     Engine
     Number         Price  Base Price  Base Price
- ------------------  -----  ----------  ----------
     1-26             *        *           *
     27-55

     E.      *

     4. Paragraphs 4.A., 4.B. and 4.C. of Article 4. entitled PAYMENT are deleted in their entirety and replaced with the following to add Buyer's Aircraft Numbers 51 through 55 and to reflect the amended delivery schedule.


- -----------------
  * This confidential information has been omitted and filed separately with the Commission.

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

             "4.  PAYMENT

                  A. As the basis for determining the amount of progress payments due, each Aircraft shall have an Advance Payment Price as follows:

          Buyer's Aircraft         Year of               Advance Payment
              Number          Scheduled Delivery              Price
          ----------------    ------------------         ----------------
             1-11
             12-16;32,33
             17-21;34-44               *                         *
             22-29;45-55
             30-31

          B. As an initial progress payment for Buyer's Aircraft Numbers 1 through 26, Buyer shall pay Seller * of the Advance Payment Price of each Aircraft concurrently with the execution of this Agreement. Seller acknowledges receipt of the initial progress payments due for Buyer's Aircraft Numbers 27 through 31 in the amount of * of the Advance Payment Price of each Aircraft on December 14, 1993. On the first day of each of the following number of full months prior to the scheduled month of delivery of each such Aircraft, as set forth in the Article 6. entitled DELIVERY, Buyer shall pay Seller additional progress payments on such Aircraft equal to the following indicated percentage of the Advance Payment Price of such Aircraft:

- -----------------
  * This confidential information has been omitted and filed separately with the Commission.

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

        Months Prior to                  Percentage of
   Scheduled Month of Delivery        Advance Payment Price
   ---------------------------        ---------------------


             *                                 *


          C. For Buyer's Aircraft Numbers 32 through 55, Buyer shall pay Seller progress payments on each Aircraft on the first day of each of the following number of full months prior to the scheduled month of delivery of each such Aircraft equal to the following indicated percentage of the Advance Payment Price of such Aircraft:

        Months Prior to                  Percentage of
   Scheduled Month of Delivery        Advance Payment Price
   ---------------------------        ---------------------


             *                                 *


   5. Paragraph C.1. of Article 6. entitled DELIVERY is deleted in its entirety and replaced with the following to add Buyer's Aircraft Numbers 51 through 55 and to adjust the Scheduled Month of Delivery for Buyer's Aircraft Numbers 1 through 55.

        "C.  Delivery

          1. Within two business days after technical acceptance pursuant to paragraph B.2. or B.3. above, Buyer shall accept delivery of the Aircraft by endorsement of Section B of a Certificate of Technical Acceptance and Delivery for such Aircraft. Delivery shall be made at Long

- -----------------
  * This confidential information has been omitted and filed separately with the Commission.

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

Beach Municipal Airport in California or at any other mutually agreed to location. The scheduled months of delivery of the Aircraft are as follows:

12-07-93                                    Amendment No. 1
                                            DAC 90-1-D

   Buyer's Aircraft Number       Scheduled Month of Delivery
   -----------------------       ---------------------------
          1
          2, 3
          4, 5
          6
          7
          8
          9
          10
          11
          12, 13
          14, 15
          16
          17
          18
          19                                  *
          20, 21
          22
          23
          24, 25
          26, 27
          28, 29
          30
          31
          32
          33
          34
          35
          36
          37
          38
          39
          40
          41
          42

- -----------------
  * This confidential information has been omitted and filed separately with the Commission.

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

          43
          44
          45                                  *
          46
          47
          48

   Buyer's Aircraft Number       Scheduled Month of Delivery
   -----------------------       ---------------------------
          49
          50, 51
          52, 53                              *
          54
          55

   6. Article 15. entitled APPLICABLE LAW, VARIANCES AND WAIVER is amended to add the following new paragraph D.:

   "D.    The parties agree that no third party is intended to benefit from, nor is it intended that any third party may make a claim hereunder or on account of the terms and provisions of this Agreement."

   7. All of the terms of the Agreement shall remain in full force and effect, except as herein expressly changed, modified or supplemented, or except insofar as the terms thereof have been completed, performed or complied with prior to the date hereof.

     For convenience only, a List of Effective Pages and Agreement insert pages are attached hereto with the effects of this amendment incorporated. In the event of a

- -----------------
  * This confidential information has been omitted and filed separately with the Commission.

06-28-94                                     Amendment No. 1
                                             DAC 90-1-D

discrepancy between the text of the amendment set forth above and the attached insert pages, the text of the amendment shall control.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date first above written by their officers or agents thereunto duly authorized.
                             AGREED AND ACCEPTED:

                             DELTA AIR LINES, INC.

                             By Ronald W. Allen
                                ---------------

                             Its Chairman, President & CEO
                                 -------------------------


                             MCDONNELL DOUGLAS CORPORATION

                             By John D. Wolf
                                ------------

                             Its Executive Vice President
                                 ------------------------

03-23-94
                                      Amendment No. 1 to Letter Agreement No. 1
                                      DAC 90-1-D

Delta Air Lines, Inc.
Hartsfield-Atlanta International Airport
Atlanta, GA  30320

Subject:  *

Delta Air Lines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have previously entered into Agreement No. DAC 90-1-D, which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of Model MD-90 aircraft powered by two V2525-D5 Engines unless otherwise specified. Upon execution of this Amendment No. 1 by both parties, Letter Agreement No. 1 shall be amended as follows:

1.  *

2.  *

3.  *

All of the terms of Letter Agreement No. 1 shall remain in full force and effect, except as herein expressly changed, modified or supplemented, or except insofar as the terms hereof have been completed, performed or complied with prior to the date hereof.

If the foregoing correctly sets forth our understanding, please execute this Amendment No. 1 to Letter Agreement No. 1 in the space provided below.

                                 DELTA AIR LINES, INC.

                                 By Ronald W. Allen
                                    ---------------
                                 Its Chairman, President & CEO
                                     -------------------------

                                 MCDONNELL DOUGLAS CORPORATION

                                 By John D. Wolf
                                    ------------
                                 Its Executive Vice President
                                     ------------------------
                                 Date July 29, 1994
                                      -------------
- ---------------
     *This confidential information has been omitted and filed separately with the Commission.

05-12-94
                                          Amendment No. 1 to
                                          Letter Agreement No. 2
                                          DAC 90-1-D


Delta Air Lines, Inc.
Hartsfield-Atlanta International Airport
Atlanta, GA  30320

Subject: Reconfirmation and Option Aircraft and
         Model Substitution

Delta Air Lines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have previously entered into Agreement No. DAC 90-1-D, which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of Model MD-90-30 aircraft. Upon execution of this Amendment No. 1 by both parties, Letter Agreement No. 2 shall be cancelled in its entirety and superseded by this Amendment No. 1 to Letter Agreement No. 2, which shall constitute a part of said Agreement.

A.   Reconfirmation Aircraft
     -----------------------

     1.   Buyer shall reconfirm the purchase of each of Buyer's
          Aircraft Numbers * to Seller in writing no later than * prior to the scheduled month of delivery for each Aircraft.

          In the event the purchase of any of such Aircraft is not reconfirmed, Buyer's obligation to purchase and Seller's obligation to manufacture that Aircraft are terminated as of the reconfirmation date set forth above.

     2.   Price
          -----

          a. In the event Buyer elects to purchase any of the Reconfirmation Aircraft as MD-90-30 Aircraft, the Base Price for each of Buyer's Aircraft shall be in accordance with Article 3. entitled PRICE of the Agreement.

          b. In the event Buyer elects to purchase any of the Reconfirmation Aircraft as * Aircraft pursuant to paragraph * of this Letter Agreement, the Base Price and the component Airframe Base Price and Engine Base price (contingent upon * thrust), for each of Buyer's Aircraft shall be as follows:

- --------------

   * This confidential information has been omitted and filed separately with the Commission.

11-05-93                                  Amendment No. 1 to
                                          Letter Agreement No. 2
                                          DAC 90-1-D
                                          Page Two


                               Airframe           Engine
               Base Price     Base Price        Base Price
               ----------     ----------        ----------
                    *              *                 *

     3.   Payment
          -------

          a. In the event Buyer elects to purchase any of the Reconfirmation Aircraft as MD-90-30 Aircraft, the payment terms shall be in accordance with Article 4. entitled PAYMENT of the Agreement.

          b. In the event Buyer elects to purchase any of the Reconfirmation Aircraft as * Aircraft pursuant to paragraph * of this Letter Agreement, the payment terms shall be as follows:

               1. As the basis for determining the amount of progress payments due, each Aircraft shall have an Advance Payment Price as follows:

                    Buyer's       Year of      Advance
                    Aircraft     Scheduled     Payment
                    Number       Delivery       Price
                    --------     ---------     -------
                        *            *             *

               2. Buyer shall pay Seller progress payments on each Aircraft on the first day of each of the following number of full months prior to the scheduled month of delivery. These payments shall equal the following indicated percentage of the Advance Payment Price of each Aircraft:

                   Months Prior to               Percentage of
                Scheduled Month of Delivery    Advance Payment Price
                ---------------------------    ---------------------
                             *                            *


- --------------

   * This confidential information has been omitted and filed separately with the Commission.

11-05-93                                  Amendment No. 1 to
                                          Letter Agreement No. 2
                                          DAC 90-1-D
                                          Page Three


B.   Option Aircraft
     ---------------

     Buyer shall have the option to purchase up to fifty additional aircraft (the Option Aircraft) under the same terms and conditions as the Aircraft indicated in paragraph A. above except as modified by the following:

          1. Seller shall reserve for Buyer the following delivery positions (Option Aircraft):

               Buyer's Option               Scheduled Month
               Aircraft Number                of Delivery
               ---------------              ---------------
                     1
                     2
                     3
                     4
                     5
                     6
                     7
                     8
                     9
                     10                                *
                     11
                     12
                     13
                     14
                     15
                     16
                     17
                     18
                     19
                     20
                     21
                     22
                     23
                     24
                     25
                     26
                     27
                     28
                     29
                     30
                     31
                     32


- --------------

   * This confidential information has been omitted and filed separately with the Commission.

11-05-93                                  Amendment No. 1 to
                                          Letter Agreement No. 2
                                          DAC 90-1-D
                                          Page Four

               Buyer's Option                 Scheduled Month
               Aircraft Number                 of Delivery
               ---------------               ---------------
                     33
                     34
                     35
                     36
                     37
                     38
                     39
                     40
                     41
                     42                                *
                     43
                     44
                     45
                     46
                     47
                     48
                     49
                     50

     2.   Price
          -----

          a. In the event Buyer elects to purchase any of the Option Aircraft as MD-90-30 Aircraft, the Base Price for each of Buyer's Aircraft shall be in accordance with Article 3. entitled PRICE of the Agreement.

          b. In the event Buyer elects to purchase any of the Option Aircraft as * Aircraft pursuant to paragraph * of this Letter Agreement, the Base Price and the component Airframe Base Price and Engine Base price, for each of Buyer's Aircraft shall be as follows:

                                      Airframe               Engine
               Base Price            Base Price             Base Price
               ----------            ----------             ----------
                    *                     *                      *


- --------------

   * This confidential information has been omitted and filed separately with the Commission.

11-05-93                                  Amendment No. 1 to
                                          Letter Agreement No. 2
                                          DAC 90-1-D
                                          Page Five



     3.   Payment
          -------

          a. As the basis for determining the amount of progress payments due, each MD-90-30* Aircraft shall have an Advance Payment Price as follows:

           Buyer's                     MD-90-30
            Option        Year of       Advance
           Aircraft      Scheduled      Payment
            Number        Delivery       Price            *
           ----------    ---------     ---------      ---------
               *             *             *                  *

          b. Buyer shall pay Seller progress payments on each Aircraft on the first day of each of the following number of full months prior to the scheduled month of delivery. These payments shall equal the following indicated percentage of the Advance Payment Price of each Aircraft:


                       Months Prior to                Percentage
                       Scheduled Month                of Advance
                           of Delivery               Payment Price
                       ---------------               -------------

                               *                            *

C.

     1.   *


- --------------

   * This confidential information has been omitted and filed separately with the Commission.

11-05-93                                  Amendment No. 1 to
                                          Letter Agreement No. 2
                                          DAC 90-1-D
                                          Page Six


     2.   *







     3.   *







     4.   *



If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.









- --------------

   * This confidential information has been omitted and filed separately with the Commission.

11-05-93                                  Amendment No. 1 to
                                          Letter Agreement No. 2
                                          DAC 90-1-D
                                          Page Seven




                                    DELTA AIR LINES, INC.

                                    By Ronald W. Allen
                                       ---------------

                                    Its Chairman, President & CEO
                                        -------------------------


                                    MCDONNELL DOUGLAS CORPORATION

                                    By John D. Wolf
                                       ------------

                                    Its Executive Vice President
                                        ------------------------

                                    Date July 29, 1994
                                         -------------

- --------------

   * This confidential information has been omitted and filed separately with the Commission.

05-25-94

                                         Amendment No. 1 to
                                         Letter Agreement No. 3
                                         DAC 90-1-D

Delta Air Lines, Inc.
Hartsfield-Atlanta International Airport
Atlanta, GA  30320

Subject:   *

Delta Air Lines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have previously entered into Agreement No. DAC 90-1-D, which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of Model MD-90-30 aircraft. Upon execution of this Amendment No. 1 by both parties, Letter Agreement No. 3 shall be cancelled in its entirety and superseded by this Amendment No. 1 to Letter Agreement No. 3, which shall constitute a part of said Agreement.

A.   *

     1.  *



     2.  *



     3.  *

- --------------

     *This confidential information has been omitted and filed separately with the Commission.

05-25-94
                                                    Amendment No. 1 to
                                                    Letter Agreement No. 3
                                                    DAC 90-1-D
                                                    Page Two



     4.   *















- --------------

     *This confidential information has been omitted and filed separately with the Commission.

05-25-94                                  Amendment No. 1 to
                                          Letter Agreement No. 3
                                          DAC 90-1-D
                                          Page Three




     5.   *








     6.   *



B.   *



If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

- --------------

     *This confidential information has been omitted and filed separately with the Commission.

05-25-94                                 Amendment No. 1 to
                                         Letter Agreement No. 3
                                         DAC 90-1-D
                                         Page Four


                                   DELTA AIR LINES, INC.

                                   By Ronald W. Allen
                                      ---------------

                                   Its Chairman, President & CEO
                                       -------------------------

                                   MCDONNELL DOUGLAS CORPORATION

                                   By John D. Wolf
                                      ------------

                                   Its Executive Vice President
                                       ------------------------

                                   Date July 29, 1994
                                        -------------

- --------------

     *This confidential information has been omitted and filed separately with the Commission.

05-26-94                                  Amendment No. 1 to
                                          Letter Agreement No. 4
                                          DAC 90-1-D
                                          Page Four



Delta Air Lines, Inc.
Hartsfield-Atlanta International Airport
Atlanta, GA  30320

Subject:  *

Delta Air Lines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have previously entered into Agreement No. DAC 90-1-D, which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of Model MD-90-30 aircraft. Upon execution of this Amendment No. 1 by both parties, Letter Agreement No. 4 shall be cancelled in its entirety and superseded by this Amendment No. 1 to Letter Agreement No. 4, which shall constitute a part of said Agreement.

*














1.   A.  *

- ---------------------
* This confidential information has been omitted and filed separately with the Commission.

05-26-94                                                  Amendment No. 1 to
                                                          Letter Agreement No. 4
                                                          DAC 90-1-D
                                                          Page Two
    B.  *






2.  *






3.  *







4.  *






5.  *







- ---------------

    *This confidential information has been omitted and filed separately with the Commission.

05-26-94                                  Amendment No. 1 to
                                          Letter Agreement No. 4
                                          DAC 90-1-D
                                          Page Three



6.   A.   *

















     B.   *

- ---------------

    *This confidential information has been omitted and filed separately with the Commission.

05-26-94                                  Amendment No. 1 to
                                          Letter Agreement No. 4
                                          DAC 90-1-D
                                          Page Four






          *


          If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                                   DELTA AIR LINES, INC.

                                   By Ronald W. Allen
                                      ---------------

                                   Its Chairman, President & CEO
                                       -------------------------


                                   MCDONNELL DOUGLAS CORPORATION

                                   By John D. Wolf
                                      ------------

                                   Its Executive Vice President
                                       ------------------------

                                   Date July 29, 1994
                                        -------------

- ---------------

    *This confidential information has been omitted and filed separately with the Commission.